EXHIBIT 10.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF BRIGHT HEALTH GROUP, INC.

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT OF BRIGHT HEALTH GROUP, INC. (this “Amendment”), dated as of January 3, 2022, is made by and among Bright Health Group, Inc. (formerly known as Bright Health Inc.), a Delaware corporation (the “Company”), New Enterprise Associates 15, L.P. (“NEA 15”), NEA Ventures 2016, Limited Partnership (“NEA Ventures”), New Enterprise Associates 16, L.P. (together with NEA 15 and NEA Ventures, “NEA”), Bessemer Venture Partners IX L.P. (“Bessemer IX”), Bessemer Venture Partners IX Institutional L.P. (together with Bessemer IX, “Bessemer”), Greenspring Global Partners VII-A, L.P. (“Greenspring VII-A”), Greenspring Global Partners VII-C, L.P. (“Greenspring VII-C”), Greenspring Opportunities IV, L.P. (together with Greenspring VII-A and Greenspring VII-C, “Greenspring” and, together with NEA, Bessemer, the “Majority Holders”), NEA 18 Venture Growth Equity, L.P., New Enterprise Associates 17, L.P. (together, “New NEA Fund”), Cigna Health & Life Insurance Company and Cigna Ventures, LLC (together, “Cigna”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Majority Holders and the other Holders are parties to that certain Second Amended and Restated Registration Rights Agreement, dated as of November 15, 2018, as amended by the Amendment thereto, dated as of May 19, 2021, among the Company and the Majority Holders (as so amended, the “Registration Rights Agreement”);

WHEREAS, the Majority Holders represent the requisite Holders necessary to amend the Registration Rights Agreement pursuant to Section 19 of the Registration Rights Agreement; and

WHEREAS, in connection with the Company entering into the Investment Agreement, dated as of December 6, 2021, among the Company, New NEA Fund and Cigna, the Company and the Majority Holders desire to make certain modifications and amendments to the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree that the Registration Rights Agreement is hereby amended as follows:

1. Amendment.

The definition of “Holders” in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“‘Holder’ means (i) each holder of Registrable Shares identified on Annex I hereto, NEA 18 Venture Growth Equity, L.P., New Enterprise Associates 17, L.P., Cigna Health & Life Insurance Company and Cigna Ventures, LLC and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as a Holder hereunder and to be bound by the terms and comply with all applicable provisions hereof and (ii) subject to the written consent of the holders of a majority of the Registrable Shares then outstanding, any other holder of Registrable Shares and any successor to, or assignee of, any such Person, in each case, who or which agrees in writing to be treated as a Holder hereunder and to be bound by the terms and comply with all applicable provisions hereof.”

2. Full Force and Effect. Except as otherwise amended by this Amendment, the Registration Rights Agreement remains in full force and effect. For avoidance of any doubt, each of NEA 18 Venture Growth Equity, L.P., New Enterprise Associates 17, L.P., Cigna Health & Life Insurance Company and Cigna Ventures, LLC agrees to be treated as a Holder under the Registration Rights Agreement, as amended by this Amendment, and to be bound by the terms and comply with all applicable provisions thereof.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

4. Effectiveness. This Amendment shall become effective upon Closing (as defined in the Investor Agreement). If Closing does not occur on or prior to February 7, 2022, this Amendment shall be void and be of no effect.

5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

BRIGHT HEALTH GROUP, INC.

By:	/s/ Keith Nelsen
	Name:	Keith Nelsen
	Title:	General Counsel and Corporate Secretary

Holder:

New Enterprise Associates 15, L.P.
By: NEA Partners 15, L.P., its general partner
By: NEA 15 GP, LLC, its general partner

By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Chief Legal Officer

Holder:

NEA Ventures 2016, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Vice President

Holder:

New Enterprise Associates 16, L.P.
By: NEA Partners 16, L.P., its general partner
By: NEA 16 GP, LLC, its general partner

By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Chief Legal Officer

Holder:

BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P.
By: Deer IX & Co. L.P., its general partner
By: Deer IX & Co. Ltd., its general partner

By:	/s/ Scott Ring
	Name:	Scott Ring
	Title:	General Counsel

Holder:

GREENSPRING GLOBAL PARTNERS VII-A, L.P.
By: Greenspring General Partner VII, L.P., its general partner
By: Greenspring GP VII, Ltd., its general partner

By:	/s/ Eric Thompson
	Name:	Eric Thompson
	Title:	COO

Holder:

GREENSPRING GLOBAL PARTNERS VII-C, L.P.
By: Greenspring General Partner VII, L.P., its general partner
By: Greenspring GP VII, Ltd., its general partner

By:	/s/ Eric Thompson
	Name:	Eric Thompson
	Title:	COO

Holder:

GREENSPRING Opportunities IV, L.P.
By: Greenspring Opportunities General Partner IV, L.P., its general partner
By: Greenspring Opportunities General Partner IV, LLC., its general partner
By: Greenspring Associates, Inc., its sole member

By:	/s/ Eric Thompson
	Name:	Eric Thompson
	Title:	COO

Holder:

NEA 18 VENTURE GROWTH EQUITY, L.P.
By: NEA Partners 18 VGE, L.P.
By: NEA 18 VGE GP, LLC

By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Chief Legal Officer

Holder:

NEW ENTERPRISE ASSOCIATES 17, L.P.
By: NEA Partner 17, L.P.
By: NEA 17 GP, LLC

By:	/s/ Louis S. Citron
	Name:	Louis S. Citron
	Title:	Chief Legal Officer

Holder:

CIGNA HEALTH & LIFE INSURANCE COMPANY

By:	/s/ Thomas Richards
	Name:	Thomas Richards
	Title:	Vice President
Holder:

CIGNA VENTURES, LLC

By:	/s/ Thomas Richards
	Name:	Thomas Richards
	Title:	Vice President